UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

GOLD STANDARD MINING COMPANY

 (Exact name of registrant as specified in its charter)

Nevada	333-221490
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

8275 S. Eastern Ave. Suite 200 Las Vegas, NV	88123
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (801) 830-8288

226 North Cottonwood Drive Gilbert, Arizona	85234
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Agreement

On November 15, 2017, Gold Standard Mining Company (“GSMC”) entered into an exchange agreement with Seven Hundred Seventy 7, Inc.  (“777”) to exchange a total of 64,500,000 shares of GSMC in exchange for 100% of the issued and outstanding shares of 777.  As 80 percent of the purchasers in the 419 offering have now voted for reconfirmation, the Agreement has closed and the acquisition is complete and 777 has become a wholly-owned subsidiary of GSMC and GSMC has acquired the business and operations of 777.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On February 20, 2019, with the closing of the Exchange Agreement, Kim Southworth resigned from all officer and directorships and Lisa Averbuch was appointed to all officer and director positions to serve until the next regularly scheduled election of officers.

Lisa Averbuch, President/Director

Ms. Averbuch holds a Bachelor’s degree in Hospitality Administration from Boston University in Boston Massachusetts. From1992 worked for the Royal Sonestra Hotel in Cambridge MA in the Food and Beverage Department as Executive Control, then purchasing and finally Food and Beverage controller until 1998. From 1999 to 2001 she was Executive Concierge at the Ritz Carlton in San Francisco, California and in 2001 she managed the opening of the new Ritz Carleton in Half Moon Bay, California. 2002, found Ms Averbuch moving on to the Mandarin Oriental Hotel in San Francisco where she was Restaurant Supervisor becoming Manager before moving on. She then joined The American Center for Wine, Food and the Arts – “Copia.” She managed various facits for that organization until founding Loft Liquors in 2006, the first organic, fresh fruit Liquor company in the United States. Ms. Averbuch is currently the president of various Company's, since 2011, in Las Vegas.

Item 9.01  Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 20, 2019

GOLD STANDARD MINING COMPANY

/s/ Lisa Averbuch
Lisa Averbuch, President

EXHIBIT INDEX

No.	Exhibits

None.